================================================================================
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of Earliest event reported):  January 18, 2000

                      BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


            Delaware                       333-16233             93-1225376
----------------------------------  ---------------------- ---------------------
 State or other jurisdiction of     (Commission File No.)   (I.R.S. Employer
 incorporation or organization                              Identification No.)

          c/o Bay View Bank
          1840 Gateway Drive
          San Mateo, California                                  94404
----------------------------------------                   ---------------------
  Address of principal executive offices                          Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310


      2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
--------------------------------------------------------------------------------
  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer's Report dated December 31, 1999


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                            BAY VIEW 1997 RA-1 AUTO TRUST
                                       BY:  BAY VIEW SECURITIZATION CORPORATION
                                            ORIGINATOR OF TRUST



Dated:  January 21, 2000                    By: /s/ David A. Heaberlin
                                                ----------------------
                                                David A. Heaberlin
                                                Treasurer and Chief Financial
                                                Officer

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